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                                                                    EXHIBIT 23.1


              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-57741) of our report dated February 12, 1999, with respect to the financial statements of Collateral Therapeutics, Inc., included in the Annual Report (Form 10-K) for the year ended December 31, 1998.


                              /s/ ERNST & YOUNG LLP
                             ------------------------
                              Ernst & Young LLP


San Diego, California
March 25, 1999